Exhibit 99.1

    Kerr-McGee Schedules Fourth-Quarter Earnings Conference Call and Webcast
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     OKLAHOMA CITY (Jan. 17, 2002) - Kerr-McGee  Corp.  (NYSE:  KMG) will hold a conference call on Wednesday, Jan. 23, 2002, at 11 a.m. ET, to discuss its fourth-quarter 2001 financial and operating results, and expectations for the future.
     Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 212-896-6011. A replay of the call will be
available  for  48  hours  at  800-633-8284,   #19929060,  within  the  U.S.  or
858-812-6440, #19929060, outside the U.S. The webcast replay will be temporarily archived on the company's website.
     Kerr-McGee is an Oklahoma City-based energy and inorganic chemical company with worldwide operations and assets of $10.7 billion.


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